THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE (COLLECTIVELY, THE "LAWS"). THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF EITHER (I) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE APPLICABLE LAWS OR (II) AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE ISSUER, TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED DUE TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE APPLICABLE LAWS.


                             DATE: JANUARY 17, 2006

                                    $XXX,000

                            DETTO TECHNOLOGIES, INC.

                     12% SECURED CONVERTIBLE PROMISSORY NOTE
                               DUE APRIL 30, 2006


      This 12% Secured Convertible Promissory Note (the "Note") is issued by Detto Technologies, Inc., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Company"), pursuant to that certain Securities Purchase Agreement (the "Agreement") entered into concurrently herewith between and among the Company and XXXXXX, XXXXXXXX and XXXXXXXX (collectively, the "Buyers").

      1. Payment Obligation. For value received, the Company promises to pay to _______________________ or its permitted successors and assigns (collectively, the "Holder"), (i) the principal amount of XXXXXXXXX Dollars ($XXX,XXX) (to which may be added any liquidated damages that accrue pursuant to the terms of the Agreement) and (ii) interest on the outstanding principal amount at the rate of twelve percent (12%) per annum (the "Rate"), payable as described below. Unless an extension is agreed to in writing by the Holder (which extension shall not be unreasonably withheld), the principal amount of this Note, together with all accrued and unpaid interest, shall be due and payable in full on April 30, 2006 (the "Maturity Date"); provided, however, that upon the Company's receipt of equity or debt financing(s) in excess of $500,000 in the aggregate from any person or entity, an amount equal to the lesser of (i) 50% of the aggregate amount of such financing(s) allocated among the Buyers pro rata according to the Notes acquired by them pursuant to the Agreement or (ii) the amount needed to pay this Note in full, shall immediately be paid to the Holder as a payment on this Note. Interest on this Note through the Maturity Date shall be pre-paid by the Company upon execution hereof (which pre-payment shall be non-refundable). Accrual of interest on the outstanding principal amount shall commence on the date hereof and shall continue until full payment of the outstanding principal amount has been made or duly provided for. Payments on this Note are payable to the Holder in whose name this Note (or one or more successor Notes) is registered on the records of the Company regarding registration and transfer of this Note (the "Note Register"); provided, however, that the Company's obligation to a transferee of this Note arises only if such transfer, sale or other disposition is made in accordance with the terms and conditions of the Agreement. The Company may prepay the principal amount of this Note at any time, without premium or penalty.

      2. Provisions as to Payment. Payments on this Note are payable in immediately available funds in currency of the United States of America at the address last appearing on the Note Register of the Company as designated in writing by the Holder hereof from time to time. The Company shall pay the outstanding principal amount and all accrued and unpaid interest due upon this Note on the Maturity Date, less any amounts required by law to be deducted or withheld, to the Holder of this Note appearing of record as of the fifth business day (as defined in the Agreement) prior to the Maturity Date and addressed to such Holder at the last address appearing on the Note Register. The forwarding of such funds shall constitute full payment of all outstanding principal and accrued interest hereunder and shall satisfy and discharge the liability for principal and interest on this Note to the extent of the sum represented by such payment plus any amounts so deducted or withheld. All payments under this Note shall be credited first to reimburse the Holder for any cost or expense reimbursable hereunder, then to the payment of accrued interest, and third to the payment of principal.

      3. Withholding. The Company shall be entitled to withhold from all payments of principal or interest pursuant to this Note any amounts required to be withheld under applicable provisions of the United States income tax or other applicable laws at the time of such payments.

      4. Transfer of Note; Opinion of Counsel; Legend.

      (a) This Note has been issued subject to investment representations of the original Holder and may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (the "1933 Act") and applicable state securities laws. Prior to presentment of this Note for transfer, the Company and any agent of the Company may treat the person in whose name this Note is duly registered on the Note Register as the Holder hereof for the purpose of receiving payments as herein provided and for all other purposes, whether or not this Note be overdue, and neither the Company nor any such agent shall be affected or bound by notice to the contrary.

      (b) The Holder understands and acknowledges by its acceptance hereof that
(i) this Note has not been, and is not being, registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder or (B) the Holder shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, substance and scope to the Company, to the effect that this Note may be sold, assigned or transferred pursuant to an exemption from such registration and (ii) except as provided in the Agreement, neither the Company nor any other person is under any obligation to register this

Note under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

      5. Optional Conversion of this Note.

      (a) At any time, and from time-to-time, the Holder of this Note shall be entitled, at its option, to convert any portion or all of the outstanding principal amount of this Note and any accrued and unpaid interest and/or liquidated damages accrued under this Note and/or the Agreement as of the Conversion Date (as defined below), into shares of the Company's $.0001 par value common stock (the "Common Stock") at a conversion price for each share of Common Stock equal to Twenty Cents ($0.20) (the "Conversion Price").

      (b) Any conversion of this Note shall be achieved by submitting to the Company the fully completed form of conversion notice attached hereto as Exhibit I (a "Notice of Conversion"), executed by the Holder of this Note evidencing such Holder's intention to convert this Note or a specified portion hereof (including any designated accrued and unpaid interest and/or liquidated damages). A Notice of Conversion may be submitted via facsimile to the Company at the telecopy number for the Company provided in the Agreement (or at such other number as specified in advance of such conversion in writing by the Company). A Notice of Conversion may also be submitted by mail. Upon receipt by the Holder of the requisite shares of Common Stock (the "Conversion Shares"), the outstanding principal amount of this Note shall then (and only then) be reduced by the amount specified in the Notice of Conversion resulting in such Conversion Shares. No fractional shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded up to the nearest whole share. The date on which a Notice of Conversion is given (the "Conversion Date") shall be deemed to be either the date on which the Company receives from the Holder an original Notice of Conversion duly executed, or, if earlier, the date set forth in a Notice of Conversion that is sent via facsimile.

      (c) In all cases, the Company shall deliver the Conversion Shares to the Holder within five (5) business days after the Conversion Date at the address specified in the Notice of Conversion. The Company acknowledges that the Agreement requires that the Company pay liquidated damages for late or non-delivery of Conversion Shares.

      6. Conversion Upon Subsequent Financing. If, at any time while any amount remains due and payable under this Note, the Company decides to proceed with a financing of any kind other than one which involves only straight debt with no convertibility feature (a "Financing"), it shall not proceed with such Financing until it has provided the Holder with all documentation describing such

Financing and an opportunity to participate as provided herein. If, within five
(5) business days after the Holder's receipt of the last of such Financing documentation and such other information regarding the Financing as the Holder may request, the Holder gives notice to the Company in writing (the "Notice") that the Holder desires to participate in such Financing, the Company shall thereafter take all actions as are necessary to allow the Holder's participation in the Financing on the same terms as the other participants, except that in lieu of all or part of any cash payment that would otherwise be made to the Company in connection with such Financing, the Holder shall, at its option, be entitled to participate in such Financing by instead contributing $1.00 of debt forgiveness under this Note for each $1.00 of participation.

      7. Mandatory Conversion of this Note. On such date as the Mandatory Conversion Requirements (as defined below) have been met (the "Mandatory Conversion Date"), all of the outstanding principal amount of this Note and any accrued and unpaid interest and/or liquidated damages accrued under this Note and/or the Agreement shall automatically be converted into shares of Common Stock at the Mandatory Conversion Price (as defined below). Upon receipt by the Holder of the requisite shares of Common Stock (the "Mandatory Conversion Shares"), then (and only then) shall the Note be deemed paid in full. No fractional shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded up to the nearest whole share. In all cases, the Company shall deliver the Mandatory Conversion Shares to the Holder within five (5) business days after the Mandatory Conversion Date. The Company acknowledges that the Agreement requires that the Company pay liquidated damages for late or non-delivery of Mandatory Conversion Shares. For purposes of this Section, the "Mandatory Conversion Requirements" are as follows: (i) for ten (10) consecutive trading days, the closing price of the Common Stock has equaled or exceeded one hundred fifty percent (150%) of the closing price of the Common Stock on the first trading day after the date of issuance of this Note (the "First Day Price"), as reported on the OTC Bulletin Board (the "OTCBB") or such other trading market on which the Common Stock is then quoted , (ii) the Common Stock is then trading on the OTCBB, a United States securities exchange or the Nasdaq Stock Market, (iii) the Mandatory Conversion Shares are freely tradeable pursuant to an effective registration statement or Rule 144(k) under the 1933 Act and (iv) the Common Stock has been trading at a volume of at least $150,000 worth of Common Stock per day for ten
(10) consecutive trading days. For purposes of this Section, the "Mandatory Conversion Price" per share shall be one hundred fifty percent (150%) of the First Day Price.

      8. Obligations of the Company Herein Are Unconditional. The Company's obligations to repay this Note at the time, place, interest rate and in the currency hereinabove stated are absolute and unconditional. This Note and all other Notes now or hereafter issued in replacement of this Note on the same or similar terms are direct obligations of the Company.

      9. Waiver of Demand, Presentment, Etc. The Company hereby expressly waives demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, bringing of suit and diligence in taking any action to collect amounts called for hereunder and shall be directly and primarily liable for the payment of all sums owing and to be owing hereunder, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for herein. No delay or omission of any Holder hereof in exercising any right or remedy hereunder shall constitute a waiver of any such right or remedy. A waiver on one occasion shall not operate as a bar to, or waiver of, any such right or remedy on any future occasions.

      10. Attorney's Fees; Reimbursable Expenses. The Company agrees to pay all costs and expenses, including, without limitation, reasonable attorney's fees, which may be incurred by the Holder in collecting any amount due under this Note or in enforcing any of the Holder's rights as described herein or under the Security Agreement (as defined below).

      11. Default. If one or more of the following described "Events of Default" shall occur:

      (a) The Company shall fail to make timely payment of any amount then due and owing under this Note and the same shall continue uncured for a period of ten (10) days after written notice from the Holder;

      (b) Any of the representations or warranties made by the Company herein, in the Agreement, the Security Agreement, or in any certificate or other written statement heretofore or hereafter furnished by or on behalf of the Company in connection with the execution and delivery of this Note, the Agreement or the Security Agreement shall be false or misleading in any material respect at the time made and the Holder shall have provided written notice to the Company of the alleged misrepresentation or breach of warranty and the same shall continue uncured for a period of ten (10) days after such written notice from the Holder;

      (c) If (i) the Company shall fail to perform or observe, in any material respect, any covenant, term, provision, condition, agreement or obligation of the Company under this Note not covered by clause (a) or (b) above or (ii) a default occurs under the Security Agreement, the Agreement or any Pledge Agreement (as defined in the Agreement), or any addenda thereto, and such failure or default shall continue uncured for a period of ten (10) days after written notice from the Holder;

      (d) The Company shall either: (i) become insolvent; (ii) admit in writing its inability to pay its debts generally or as they become due, (iii) make an assignment for the benefit of creditors or commence proceedings for its dissolution or (iv) apply for, or consent to the appointment of, a trustee, liquidator, or receiver for all or a substantial part of its property or business, and such condition shall continue for a period of ten (10) days after written notice from the Holder;

      (e) A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without the Company's consent and such appointment is not discharged within ten (10) days after written notice from the Holder;

      (f) Any governmental agency, or any court of competent jurisdiction at the instance of any governmental agency, shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and such custody or control shall not be released within ten (10) days after written notice from the Holder;

      (g) Any money judgment, writ or note of attachment, or similar process in excess of $50,000 in the aggregate shall be entered or filed against the Company or any of its properties or assets and shall remain unpaid, unvacated, unbonded or unstayed for a period of ten (10) days after written notice from the Holder;

      (h) Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within ten (10) days after written notice from the Holder, or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in, any such proceeding and such action is not reversed within ten (10) days after written notice from the Holder;

      (i) The Company shall have received a notice of default on the payment of any debt(s) aggregating in excess of $50,000 beyond any applicable grace period and such default is not cured within ten (10) days after written notice from the Holder;

      (j) The Holder shall reasonably believe that there has been a change in control of the Company and such situation is not reversed within ten (10) days after written notice from the Holder;

      (k) The Common Stock shall have been voluntarily or involuntarily removed from future quotation on the OTCBB (unless simultaneous with such removal the Common Stock shall commence trading on a United States securities exchange or the Nasdaq Stock Market and such situation is not reversed within ten (10) days after written notice from the Holder; or

      (l) The Holder shall reasonably believe that there has been a material adverse change in the operations, properties, management or financial condition of the Company and such situation is not reversed within ten (10) days after written notice from the Holder;

then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver in one instance shall not be deemed to be a waiver in another instance or for any other prior or subsequent Event of Default), at the option of the Holder and in the Holder's sole discretion, the Holder may immediately accelerate the maturity hereof, whereupon all principal and accrued interest and liquidated damages (if any) hereunder shall be immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Company (anything herein or in any other instrument to the contrary notwithstanding), and the Holder may immediately enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law or equity. After the occurrence of an Event of Default, the Rate shall automatically increase to seventeen percent (17%). In addition, any other provision of this Note or the Agreement notwithstanding, after the occurrence of an Event of Default, until this Note is paid in full, the Conversion Price herein shall automatically be reduced to the par value of the Common Stock; provided, however, that any conversion of this Note at such price shall not require an issuance of shares in excess of the 100,000,000 shares of Common Stock authorized for issuance.

      12. Security. Pursuant to a Security Agreement attached to the Agreement as Exhibit "C" (the "Security Agreement"), this Note is secured by a second-priority security interest in all existing and hereafter acquired assets (including all patents, software, trademarks and other intellectual property) owned by the Company (collectively, the "Collateral"). A default under the terms of this Note shall also constitute a default under the Security Agreement.

      13. Due on Sale Clause. If the Company shall sell, convey, transfer, assign or further encumber the Collateral or any part thereof or any interest therein, whether legal or equitable, in any manner (whether voluntarily or involuntarily) not permitted under the Security Agreement, without the prior written consent of the Holder, which consent the Holder shall have no obligation to give, the Holder shall have the right, at its option, to declare this Note immediately due and payable irrespective of the Maturity Date specified herein. Any consent by the Holder to such a transfer may be predicated upon such terms, conditions and covenants as may be deemed advisable or necessary in the sole discretion of the Holder, including, but not limited to, the right to (i) require the transferee's assumption of personal liability on the debt hereunder,
(ii) approve the form and substance of all transfer and assumption documents,
(iii) change the interest rate, date of maturity and amount and/or schedule of payments hereunder and (iv) charge a fee based on a percentage of the original principal amount of this Note. The granting of permission for a transferee of the Collateral to assume this Note shall not in any manner be deemed a consent to any subsequent transfer, and the Holder shall retain the right to consent to such subsequent transfer or transfers on the terms and conditions stated above. Consent to one such transfer shall not be deemed to be a waiver of the right of such consent to further or successive transfers. No assumption or consent to any subsequent transfer shall be deemed to constitute a release of the Company's obligations hereunder.

      14. Enforceability; Maximum Interest Rate.

      (a) In case any provision of this Note is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Note shall not in any way be affected or impaired thereby.

      (b) Notwithstanding anything to the contrary contained in this Note, the Company shall not be obligated to pay, and the Holder shall not be entitled to charge, collect, receive, reserve or take interest ("interest" being defined, for purposes of this paragraph, as the aggregate of all charges which constitute interest under applicable law that are contracted for, charged, reserved, received or paid under this Note) in excess of the maximum rate allowed by applicable law. During any period of time in which the interest rate specified herein exceeds such maximum rate, interest shall accrue and be payable at such maximum rate. For purposes of this Note, the term "applicable law" shall mean that law in effect from time-to-time and applicable to the transaction between the Company and the Holder which lawfully permits the charging and collection of the highest permissible rate of interest on such transaction and this Note, including the laws of the State of Delaware and, to the extent controlling, laws of the United States of America.

      15. Entire Agreement. This Note, together with the Agreement and the Security Agreement and any exhibits or schedules attached thereto, and any addenda to any of the foregoing, constitute the full and entire understanding between the Company and the Holder with respect to the subject matter hereof and thereof and supersede all prior negotiations, agreements and understandings, written or oral, with respect to such subject matter. No provision of this Note shall be amended, waived, discharged or terminated other than by a written instrument signed by the Company and the Holder.

      16. Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to applicable principles of conflict of law.

      17. Headings. The headings in this Note are for convenience only, and shall not be used in the construction of this Note.

      18. Status of Shares Issued Upon Conversion. The Company covenants and agrees that all shares of Common Stock which may be issued upon the conversion of this Note will, upon issuance, be validly issued, fully paid and nonassessable.

      IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by its duly authorized officers on the date first written above.

                                    "Company"

                            DETTO TECHNOLOGIES, INC.

                                          By:
                                              ---------------------------------
                                                         President

                                          By:
                                              ---------------------------------
                                                         Secretary

                                    EXHIBIT I

                              NOTICE OF CONVERSION

     (To Be Executed by the Registered Holder in Order to Convert the Note)

      The undersigned hereby irrevocably elects to convert $____________ in principal amount of the 12% Secured Convertible Promissory Note Due April 30, 2006 (the "Note"), into shares of Common Stock of Detto Technologies, Inc. ( the "Company"), according to the terms and conditions set forth in the Note, as of the date specified below. In addition, the undersigned hereby irrevocably elects to convert $____________ in accrued interest and $________ in accrued liquidated damages into an additional ________________ shares of Common Stock of the Company according to the terms and conditions set forth in the Note. If securities are to be issued to a person other than the undersigned, the undersigned agrees to pay all applicable transfer taxes with respect thereto.

      The undersigned represents that he, she or it, as of this date, is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D under the 1933 Act.

      The undersigned also represents that the Conversion Shares (as defined in the Note) are being acquired for the undersigned's own account and not as a nominee for any other person. The undersigned represents and warrants that all offers and sales by the undersigned of the Conversion Shares shall be made pursuant to registration of the same under the 1933 Act, or pursuant to an exemption from registration under the 1933 Act. The undersigned acknowledges that the Conversion Shares shall, if (and only if) required by law, contain the legend contained on page 1 of the Note.

Conversion Date: _____________________________

Applicable Conversion Price: _________________

Total Conversion Shares:
                         _____________________

Holder: ______________________________________

           (Print Legal Name and Title)

         _______________________________________________________
         (Signature of Duly Authorized Representative of Holder)

Address of Holder: _____________________________________________